UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 31, 2015

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Crexendo, Inc.

(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-32277	87-0591719
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street, Tempe, AZ 85281
(Address of Principal Executive Offices) (Zip Code)

(602) 714-8500
(Registrant’s Telephone Number, Including Area Code)

Not applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2015, Crexendo, Inc. (the "Company") entered into a Term Loan Agreement (the "Loan Agreement"), with Steven G. Mihaylo, as Trustee of The Steven G. Mihaylo Trust dated August 19, 1999 (the "Lender").  Mr. Mihaylo is the principal shareholder and Chief Executive Officer of the Company.  Pursuant to the Loan Agreement, the Lender has agreed to make an unsecured loan to the Company in the initial principal amount of $1,000,000.00 (the “Loan”). The Loan Agreement contains a provision which requires the Lender to increase the amount of the Loan by up to an additional $1,000,000 on the same terms and conditions as the initial advance if the independent directors of the Company, in their reasonable discretion, determine such an increase is necessary for the funding needs of the Company and that the terms of the Loan are in the best interests of the Company and its stockholders.  The term of the Loan is five years, with simple interest paid at 9% per annum until a balloon payment is due December 30, 2020. The Loan Agreement provides for interest to be paid in shares of common stock of the Company (the “Common Stock”) at a stock price of $1.20 (which is the average of the high and low adjust close price of the Common Stock of the Company for each business day for the period starting December 23, 2015 and ending December 29, 2015.).  For the first two years of the Loan term, interest will be paid in advance at the beginning of each year; for the last three years of the Loan term, interest will be paid at the end of each year.  After the second year of the Loan term, there is no pre-payment penalty for early repayment of the outstanding principal amount of the Loan.  If the Loan is repaid within the first two years of the Loan term, the Company will forfeit prepaid interest as a pre-payment penalty.

Contemporaneously with the execution of the Loan Agreement, the Company granted to the Lender a warrant to purchase 250,000 shares of Common Stock (the “Warrant”).  The Warrant has a five-year term from the date of the Loan Agreement.  The Warrant is exercisable by the Lender, at any time, and from time to time, during its term at a price of $1.20 per share of Common Stock.  In the event the principal amount of the Loan is increased by an additional $1,000,000, as determined by the independent directors of the Company, the Company has agreed to issue to the Lender a warrant to purchase an additional 250,000 shares of Common Stock on the same terms and subject to the same conditions set forth in the Warrant.

Purchaser has agreed to fund the loan on or before December 30, 2015.

The foregoing paragraphs provide a brief summary of selected provisions of the Loan Agreement.  This summary is not complete and is qualified in its entirety by reference to the copy of the Loan Agreement attached hereto as Exhibits 10.1.  The Loan Agreement has been attached to provide readers with information regarding its terms and is not intended to provide readers with factual information about the current state of affairs of the Company.  The Loan Agreement contains representations and warranties and other statements that are solely for the benefit of the parties to those agreements and are designed to allocate business and other risks among the parties.  Such representations and warranties and other statements (i) speak only as to the date on which they were made, and may be modified or qualified by confidential schedules or other disclosures, agreements or understandings among the parties, which the parties believe are not required by the securities laws to be publicly disclosed, and (ii) may be subject to a different materiality standard than the standard that is applicable to disclosures to investors.  Moreover, information concerning the subject matter of the representations and warranties and other statements made in the Loan Agreement will likely change after the execution date of the Loan Agreement, and subsequent information may or may not be fully reflected in the Company’s public disclosures.  Accordingly, investors should not rely upon representations and warranties and other statements in the Loan Agreement as factual characterizations of the actual state of affairs of the Company.  Investors should instead look to disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 3.02	Unregistered Sales of Equity Securities

Pursuant to the terms of the Loan Agreement described in Item 1.01 above, the Company has agreed to issue to the Purchaser shares of Common Stock in payment of interest as outlined in the Loan Agreement.

Also as discussed in Item 1.01, the Company has issued to Purchaser a Warrant, which entitles Purchaser to purchase 250,000 shares of Common Stock.  The Warrant has a five-year term from the date of the Loan Agreement.  The Warrant is exercisable by Purchaser, at any time, and from time to time, during its term at a price of $1.20 per share of Common Stock.

The Company relied on the exemptions from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D, Rule 506 promulgated thereunder, for the offer and sale of the shares of Common Stock contemplated by the Loan Agreement, as well as the Common Stock to be issued for annual interest payments.  As a condition of the transactions involving the Loan Agreement, Purchaser represented to the Company that it is an “accredited investor,” as defined in Regulation D of the Securities Act, and that the securities purchased by Purchaser are being acquired solely for its account for investment and not with a view to or for sale or distribution.  The shares of Common Stock offered and sold pursuant to the Loan Agreement, as well as Common Stock to be issued for annual interest payments, contain customary restrictions on transfer except in compliance with applicable federal and state securities laws.  The Company anticipates that the shares of Common Stock to be issued for interest payments pursuant to the Loan Agreement will be issued incrementally, with the first two issuances to occur on or about January 30, 2016 and 2017, respectively, and subsequent issuances to occur as contemplated by the Loan Agreement.

Safe Harbor for Forward-Looking Statements

In addition to historical information, this Report contains forward-looking statements.  The Company may, from time to time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass the Company’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Report and the exhibits filed herewith are made as of the date hereof and are based on information available to the Company as of such date.  The Company assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the proposed transactions, as well as the future operating and financial results of the Company, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this Report.  These factors include, but are not limited to, the timing of the actions contemplated by the proposed transactions and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause the Company’s actual results to differ from management’s current expectations are contained in the Company’s filings with the SEC, including the section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, entitled “Risk Factors.”  All subsequent forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1	Loan Agreement, dated December 30, 2015, between Crexendo, Inc. and Steven G. Mihaylo, as Trustee of The Steven G. Mihaylo Trust dated August 19, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crexendo, Inc.

Dated: December 31, 2015	By:	/s/ Ronald Vincent
Ronald Vincent
Chief Financial Officer